UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10501

Name of Fund: BlackRock Municipal 2018 Term Trust (BPK)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal 2018 Term Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2011

Date of reporting period: 06/30/2011

Item 1 – Report to Stockholders

June 30, 2011

Semi-Annual Report (Unaudited)

BlackRock California Municipal 2018 Term Trust (BJZ)

BlackRock Municipal 2018 Term Trust (BPK)

BlackRock New York Municipal 2018 Term Trust (BLH)

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	SEMI-ANNUAL REPORT	JUNE 30, 2011

Dear Shareholder

The recent downgrade of US long-term debt by Standard & Poor’s marked an historic event for financial markets. Stocks tumbled in the days before and after the announcement on August 5 as investors contemplated the pervasiveness of the lower US credit rating across asset classes and the future direction of the global economy. BlackRock was well prepared for the possibility of a downgrade and the firm had no need to execute any forced selling of securities in response to the S&P action. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets.

The pages that follow reflect your mutual fund’s reporting period ended June 30, 2011. Accordingly, the below discussion is intended to provide you with perspective on the performance of your investments during that period.

Economic conditions in the second quarter of 2011 were strikingly similar to the scenario of the same quarter last year. The sovereign debt crisis in Europe, tightening monetary policy in China and a global economic slowdown were again the key concerns that drove investors away from risky assets. The second-quarter correction in 2010 was significant, but markets were revived toward the end of the summer as positive economic news and robust corporate earnings whetted investor appetite for yield. The global economy had finally gained traction and investor fear turned to optimism with the anticipation of a second round of quantitative easing (“QE2”) from the US Federal Reserve Board (the “Fed”). Stock markets rallied despite the ongoing European debt crisis and inflationary pressures looming over emerging markets. Fixed income markets, however, saw yields move sharply upward, pushing prices down, especially on the long end of the historically steep yield curve. While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter. The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles abounded.

The new year brought spikes of volatility as political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted industry supply chains and concerns mounted over US debt and deficit issues. Equities quickly rebounded from each of these events as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Global credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011. The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors responded to the Fed’s early 2011 reaffirmation that it will keep interest rates low.

However, longer-term headwinds had been brewing. Inflationary pressures intensified in emerging economies, many of which were overheating, and the European debt crisis was not over. Markets were met with a sharp reversal in May when political unrest in Greece pushed the nation closer to defaulting on its debt. This development rekindled fears about the broader debt crisis and its further contagion among peripheral European countries. Concurrently, it became evident that the pace of global economic growth had slowed. Higher oil prices and supply chain disruptions in Japan finally caught up with economic data. Investors pulled back from riskier assets and stocks generally declined throughout most of May and June, but year-to-date performance in global equity markets was positive, and 12-month returns were remarkably strong. In bond markets, yields were volatile but generally moved lower for the period as a whole (pushing prices up). Continued low short-term interest rates kept yields on money market securities near their all-time lows.

“Markets generally moved higher despite heightened volatility during the reporting period.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of June 30, 2011	6-month	12-month
US large cap equities (S&P 500® Index)	6.02%	30.69%
US small cap equities (Russell 2000® Index)	6.21	37.41
International equities (MSCI Europe, Australasia, Far East Index)	4.98	30.36
Emerging market equities (MSCI Emerging Markets Index)	0.88	27.80
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.08	0.16
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	3.26	1.88
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	2.72	3.90
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	4.42	3.48
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	4.98	15.53

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the 12-Month Period Ended June 30, 2011

At the outset of the 12-month period, investor concerns were focused on the possibility of deflation and a double-dip in the US economy thus leading to a flatter yield curve at that time as compared to June 30, 2011. From June through September 2010, rates moved lower (and prices higher) across the curve, reaching historic lows in August when the yield on 5-year issues touched 1.06%, the 10-year reached 2.18%, and the 30-year closed at 3.67%. The market took a turn in October, with yields drifting higher (and prices lower) amid a “perfect storm” of events that ultimately resulted in the worst quarterly performance the municipal market had seen since the Fed tightening cycle of 1994. Treasury yields lost support as concerns over the US deficit raised the question whether foreign investors would continue to purchase Treasury securities at historically low yields. Municipal valuations also suffered a quick and severe setback as it became evident that the Build America Bond (“BAB”) program would expire at the end of 2010. The program opened the taxable market to municipal issuers, which had successfully alleviated supply pressure in the traditional tax-exempt marketplace, bringing down yields in that space.

Towards the end of the fourth quarter 2010, the financial media was replete with headlines regarding municipal finance troubles, resulting in a loss of confidence among retail investors. From the middle of November through year end, municipal bond mutual funds witnessed weekly outflows averaging over $2.5 billion. Political uncertainty surrounding the midterm elections and tax policies along with the expiration of the BAB program exacerbated the situation. These conditions, combined with the seasonal illiquidity at year-end, sapped willful market participation from the trading community. December brought declining demand for municipal securities with no comparable reduction in supply. Issuers rushed deals to market as it became evident that the BAB program would be retired. This supply-demand imbalance led to wider quality spreads and higher bond yields.

Demand is usually strong at the beginning of a new year, but retail investors continued to move away from municipal mutual funds, with AMG Data Services showing $21.2 billion of redemptions in the first half of 2011. Since mid-November, outflows persisted for 29 consecutive weeks, totaling $35.1 billion. However, the trend turned around in June with 3 out of 4 weeks of positive flows. The weakness in demand has been counterbalanced by lower supply in 2011. According to Thomson Reuters, through June, year-to-date new issuance was down 44% compared to the same period last year. Issuers have been reluctant to bring new deals to the market due to a number of factors, including higher interest rates, fiscal policy changes and a reduced need for municipal borrowing given the accelerated issuance into 2010. The positive technical environment enabled the S&P/Investortools Main Municipal Index to post a 4.22% return for the second quarter of 2011, the best second-quarter performance for the index since 1992, and outperforming most other fixed income asset classes for the quarter.

Overall, the municipal yield curve steepened during the period from June 30, 2010, to June 30, 2011. As measured by Thomson Municipal Market Data, yields on AAA quality-rated 30-year municipals rose 33 basis points (“bps”) to 4.35%, while yields for 5-year maturities rallied by 28 bps to 1.28%, and 10-year maturities rallied by 4 bps to 2.75%. With the exception of the 2- to 5-year range, the spread between maturities increased over the past year, with the greatest increase seen in the 5- to 30-year range, where the spread widened by 61 bps, while overall the slope between 2- and 30-year maturities increased by 41 bps to 3.93%.

The fundamental picture for municipalities is improving with most states entering their new fiscal years with balanced budgets. Austerity is the general theme across the country, while a small number of states continue to rely on the “kick the can” approach, using aggressive revenue projections and accounting gimmicks to close their shortfalls. As the economy improves, tax receipts for states are rising and exceeding budget projections. BlackRock maintains a constructive view of the municipal market, recognizing that careful credit research and security selection remain imperative amid lingering uncertainty in the economic environment.

          Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	SEMI-ANNUAL REPORT	JUNE 30, 2011

Trust Summary as of June 30, 2011	BlackRock California Municipal 2018 Term Trust

Trust Overview

BlackRock California Municipal 2018 Term Trust’s (BJZ) (the “Trust”) investment objective is to seek to provide monthly income that is exempt from regular federal and California income taxes and to return $15 per share (the initial offering price) to investors on or about December 31, 2018. The Trust seeks to achieve its investment objective by investing at least 80% of its total assets in municipal bonds that at the time of investment are investment grade quality.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the six months ended June 30, 2011, the Trust returned 5.42% based on market price and 6.97% based on net asset value (“NAV”). The Trust’s peer group of closed-end funds in the Lipper California Municipal Debt Funds category posted an average return of 7.53% based on market price and 7.23% based on NAV for the same period. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. During the period, interest rates generally declined across the maturity spectrum, which was an overall positive factor for performance. The Trust is scheduled to mature on or about December 31, 2018 and thus holds securities that will mature close to that date. The Trust’s shorter maturity profile was a disadvantage as compared to its Lipper category peers that typically hold longer-dated issues, which exhibited greater price appreciation in the declining interest rate environment. The Trust’s large allocation to the public power segment, which lagged other areas during the period, detracted from performance. The Trust’s cash position grew during the period as we reduced exposure to Puerto Rico credits and as a result of maturing principal. The cash balance created a drag on returns as the lack of municipal market supply restricted reinvestment opportunities and short-term rates remained extremely low.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BJZ
Initial Offering Date	October 26, 2001
Termination Date (on or about)	December 31, 2018
Yield on Closing Market Price as of June 30, 2011 ($15.77)[1]	5.48%
Tax Equivalent Yield[2]	8.43%
Current Monthly Distribution per Common Share[3]	$0.072
Current Annualized Distribution per Common Share[3]	$0.864
Leverage as of June 30, 2011[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents Auction Market Preferred Shares (“Preferred Shares”) as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 8.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	6/30/11	12/31/10	Change	High	Low
Market Price	$15.77	$15.38	2.54%	$15.95	$14.08
Net Asset Value	$14.92	$14.34	4.04%	$14.98	$14.00

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	6/30/11	12/31/10
County/City/Special District/School District	29%	29%
Transportation	18	18
Utilities	15	10
Health	14	13
State	9	14
Corporate	8	8
Education	5	5
Housing	2	3

Credit Quality Allocations[5]
	6/30/11	12/31/10
AAA/Aaa	11%	11%
AA/Aa	46	37
A	20	25
BBB/Baa	18	18
BB/Ba	—	3
Not Rated[6]	5	6

[5]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of June 30, 2011 and December 31, 2010, the market value of these securities was $3,412,150 representing 2% and $3,333,566 representing 2%, respectively, of the Trust’s long-term investments.

SEMI-ANNUAL REPORT	JUNE 30, 2011	5

Trust Summary as of June 30, 2011	BlackRock Municipal 2018 Term Trust

Trust Overview

BlackRock Municipal 2018 Term Trust’s (BPK) (the “Trust”) investment objective is to seek to provide monthly income that is exempt from regular federal income tax and to return $15 per share (the initial offering price) to investors on or about December 31, 2018. The Trust seeks to achieve its investment objective by investing at least 80% of its total assets in municipal bonds that at the time of investment are investment grade quality.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the six months ended June 30, 2011, the Trust returned 3.34% based on market price and 6.54% based on NAV. The Trust’s peer group of closed-end funds in the Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 7.49% based on market price and 7.37% based on NAV for the same period. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. During the period, interest rates generally declined across the maturity spectrum, which was an overall positive factor for performance. The Trust is scheduled to mature on or about December 31, 2018 and thus holds securities that will mature close to that date. The Trust’s shorter maturity profile was a disadvantage as compared to its Lipper category peers that typically hold longer-dated issues, which exhibited greater price appreciation in the declining interest rate environment. The Trust’s large allocation to the hospital segment, which outperformed other areas during the period, boosted returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BPK
Initial Offering Date	October 26, 2001
Termination Date (on or about)	December 31, 2018
Yield on Closing Market Price as of June 30, 2011 ($15.80)[1]	5.92%
Tax Equivalent Yield[2]	9.11%
Current Monthly Distribution per Common Share[3]	$0.078
Current Annualized Distribution per Common Share[3]	$0.936
Leverage as of June 30, 2011[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents Preferred Shares and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 8.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	6/30/11	12/31/10	Change	High	Low
Market Price	$15.80	$15.75	0.32%	$16.18	$15.08
Net Asset Value	$15.08	$14.58	3.43%	$15.14	$14.19

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	6/30/11	12/31/10
Corporate	21%	22%
Health	18	19
County/City/Special District/School District	14	13
Transportation	11	10
Housing	11	12
Utilities	9	9
State	8	7
Tobacco	4	4
Education	4	4

Credit Quality Allocations[5]
	6/30/11	12/31/10
AAA/Aaa	10%	11%
AA/Aa	25	24
A	30	28
BBB/Baa	20	20
BB/Ba	3	5
B	4	4
CCC/Caa	1	2
CC/Ca	1	—
Not Rated[6]	6	6

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of June 30, 2011 and December 31, 2010, the market value of these securities was $16,480,422 representing 4% and $9,152,165 representing 3%, respectively, of the Trust’s long-term investments.

6	SEMI-ANNUAL REPORT	JUNE 30, 2011

Trust Summary as of June 30, 2011	BlackRock New York Municipal 2018 Term Trust

Trust Overview

BlackRock New York Municipal 2018 Term Trust’s (BLH) (the “Trust”) investment objective is to seek to provide monthly income that is exempt from regular federal, New York State and New York City income taxes and to return $15 per share (the initial offering price) to investors on or about December 31, 2018. The Trust seeks to achieve its investment objective by investing at least 80% of its total assets in municipal bonds that at the time of investment are investment grade quality.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the six months ended June 30, 2011, the Trust returned 6.02% based on market price and 3.99% based on NAV. The Trust’s peer group of closed-end funds in the Lipper New York Municipal Debt Funds category posted an average return of 6.05% based on market price and 6.10% based on NAV for the same period. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. During the period, interest rates generally declined across the maturity spectrum, which was an overall positive factor for performance. The Trust is scheduled to mature on or about December 31, 2018 and thus holds securities that will mature close to that date. The Trust’s shorter maturity profile was a disadvantage as compared to its Lipper category peers that typically hold longer-dated issues, which exhibited greater price appreciation in the declining interest rate environment. The Trust’s large allocation to the hospital segment, which outperformed other areas during the period, boosted returns. In addition, approximately 79% (period average) of the Trust’s municipal security holdings were revenue-backed issues, which as an asset class generally outperformed general obligation bonds during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BLH
Initial Offering Date	October 26, 2001
Termination Date (on or about)	December 31, 2018
Yield on Closing Market Price as of June 30, 2011 ($16.37)[1]	6.01%
Tax Equivalent Yield[2]	9.25%
Current Monthly Distribution per Common Share[3]	$0.082
Current Annualized Distribution per Common Share[3]	$0.984
Leverage as of June 30, 2011[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents Preferred Shares as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 8.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	6/30/11	12/31/10	Change	High	Low
Market Price	$16.37	$15.92	2.83%	$16.54	$15.36
Net Asset Value	$15.31	$15.18	0.86%	$15.36	$14.80

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	6/30/11	12/31/10
County/City/Special District/School District	25%	26%
Education	24	24
Transportation	15	13
Health	12	12
Tobacco	10	10
Corporate	5	6
State	5	5
Utilities	3	3
Housing	1	1

Credit Quality Allocations[5]
	6/30/11	12/31/10
AAA/Aaa	9%	10%
AA/Aa	36	36%
A	15	15
BBB/Baa	23	23
B	—	1
Not Rated[6]	17	15

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of June 30, 2011 and December 31, 2010, the market value of these securities was $11,505,793 representing 14% and $7,512,974 representing 9%, respectively, of the Trust’s long-term investments.

SEMI-ANNUAL REPORT	JUNE 30, 2011	7

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To leverage, the Trusts issue preferred shares (“Preferred Shares”), which pay dividends at prevailing short-term interest rates, and invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s holders of Common Shares (“Common Shareholders”) will benefit from the incremental net income.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates.At the same time, the securities purchased by the Trust with assets received from Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Trust’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup on the Common Shares will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Trust pays dividends to Preferred Shareholders on the higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Trusts’ Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively in addition to the impact on Trust performance from leverage from Preferred Shares discussed above.

The Trusts may also leverage their assets through the use of TOBs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Trusts with economic benefits in periods of declining short-term interest rates, but expose the Trusts to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Trusts, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Trust’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Trusts and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, each Trust’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Trust to incur losses.The use of leverage may limit each Trust’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by ratings agencies that rate the Preferred Shares issued by the Trusts. Each Trust will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, the Trusts are permitted to issue Preferred Shares in an amount of up to 50% of their total managed assets at the time of issuance. Under normal circumstances, each Trust anticipates that the total economic leverage from Preferred Shares and/or TOBs will not exceed 50% of its total managed assets at the time such leverage is incurred. As of June 30, 2011, the Trusts had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Leverage
BJZ	37%
BPK	36%
BLH	36%

8	SEMI-ANNUAL REPORT	JUNE 30, 2011

Schedule of Investments June 30, 2011 (Unaudited)	BlackRock California Municipal 2018 Term Trust (BJZ)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 147.0%
Corporate — 12.6%
California Pollution Control Financing Authority, RB,
Mandatory Put Bonds, AMT (a):
Republic Services Inc. Project, Series B, 5.25%, 6/01/23	$2,020	$2,155,744
Waste Management Inc. Project, Series A, 5.13%, 7/01/31	4,000	4,280,960
California Pollution Control Financing Authority, Refunding RB:
Mandatory Put Bonds, Republic Services Inc. Project, Series C, AMT, 5.25%, 6/01/23 (a)	2,030	2,166,416
San Diego Gas & Electric, Series A, 5.90%, 6/01/14	3,100	3,475,565
		12,078,685
County/City/Special District/ School District — 44.0%
City of Vista California, COP, Refunding, Community Projects (NPFGC):
5.00%, 5/01/19	1,000	1,052,120
4.75%, 5/01/21	1,115	1,133,910
Clovis Unified School District California, GO, CAB, Election of 2004, Series A (NPFGC), 5.13%, 8/01/21 (b)(c)	7,500	5,435,325
County of San Bernardino California, Special Tax Bonds, Community Facilities District No. 2002-1:
5.35%, 9/01/17	105	107,721
5.50%, 9/01/18	245	250,258
Fontana Public Finance Authority California, Tax Allocation Bonds, Refunding, North Fontana Redevelopment Project, Series A (AGM), 5.25%, 9/01/18	3,395	3,447,860
Irvine Unified School District California, Special Tax Bonds, Community Facilities District No. 86-1 (AGM), 5.25%, 9/01/18	5,000	5,579,550
Lathrop Financing Authority, RB, Water Supply Project:
5.80%, 6/01/21	995	1,001,030
5.85%, 6/01/22	1,040	1,044,430
5.90%, 6/01/23	1,000	1,002,450
Los Angeles Community College District California, GO, Election of 2001, Series E-1, 4.00%, 8/01/18	200	215,286
Los Angeles Unified School District California, GO, Series I, 5.00%, 7/01/20	2,500	2,816,450

Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/ School District (concluded)
Los Banos Unified School District, GO, Election of 2008 (AGC), 5.00%, 8/01/18	$475	$544,892
Palm Springs Unified School District, GO, Refunding, 5.00%, 8/01/18	2,745	3,197,952
Riverside Unified School District California, GO, Series A (NPFGC), 5.25%, 2/01/23	5,000	5,147,750
San Manuel Entertainment Authority, Series 04-C, 4.50%, 12/01/16 (d)	4,000	3,996,040
San Marcos Unified School District, GO, CAB (c)(e):
2.74%, 8/01/17	385	315,727
3.09%, 8/01/18	500	386,115
Santa Clara Unified School District, GO, Election 2004, Series A, 5.00%, 7/01/18 (e)	2,190	2,582,076
Stockton East Water District, COP, Refunding, Series B (NPFGC), 5.93%, 4/01/19 (c)	4,590	2,937,829
		42,194,771
Education — 7.1%
California Infrastructure & Economic Development Bank, RB, J. David Gladstone Institute Project, 5.50%, 10/01/20	1,985	2,013,108
California State Public Works Board, Refunding RB, Trustees of the California State University, Series A, 5.00%, 10/01/17	2,415	2,418,526
University of California, Refunding RB, Series S, 5.00%, 5/15/18	2,000	2,349,860
		6,781,494
Health — 21.2%
ABAG Finance Authority for Nonprofit Corps, RB, San Diego Hospital Association, Series C, 5.38%, 3/01/21	2,100	2,155,377
California Health Facilities Financing Authority, RB, Health Facility, Adventist Health System, Series A:
5.00%, 3/01/18	1,075	1,101,316
5.00%, 3/01/19	1,000	1,020,060
5.00%, 3/01/20	2,060	2,093,228
5.00%, 3/01/24	1,355	1,358,414

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ACA	ACA Financial Guaranty Corp.
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
GO	General Obligation Bonds
HDA	Housing Development Authority
HFA	Housing Finance Agency
IDA	Industrial Development Authority
IDB	industrial Development Board
ISD	Independent School District
LRB	Lease Revenue Bonds
MRB	Mortgage Revenue Bonds
NPFGC	National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
RB	Revenue Bonds
Radian	Radian Group Inc.
S/F	Single-Family
TE	Tax Exempt

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2011	9

Schedule of Investments (continued)	BlackRock California Municipal 2018 Term Trust (BJZ)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (continued)
Health (concluded)
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.00%, 8/15/19	$1,430	$1,592,162
California Infrastructure & Economic Development Bank, RB, Kaiser Hospital Assistance I-LLC, Series A, 5.55%, 8/01/31	6,500	6,529,835
California Statewide Communities Development Authority, Refunding RB, Daughters of Charity Health, Series A, 5.25%, 7/01/24	5,000	4,538,650
		20,389,042
Housing — 3.1%
California Housing Finance Agency, RB, Series A (Fannie Mae):
3.20%, 8/01/18	1,000	1,010,180
3.50%, 2/01/19	1,980	2,011,799
		3,021,979
State — 8.3%
California State Public Works Board, Refunding RB, California Community Colleges, Series A, 5.00%, 12/01/17	2,020	2,022,868
State of California, GO:
5.00%, 11/01/11 (f)	4,740	4,816,504
5.00%, 11/01/20	260	262,889
State of California, GO, Refunding:
Series A, 5.00%, 7/01/18	720	843,854
Veterans, Series BZ, AMT (NPFGC), 5.35%, 12/01/21	10	10,007
		7,956,122
Transportation — 26.7%
City of Long Beach California, RB, Series A, 5.00%, 5/15/18	500	582,270
Foothill Eastern Transportation Corridor Agency California, Refunding RB, CAB, 5.88%, 1/15/21 (c)	20,000	11,210,400
Los Angeles Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 4.50%, 5/15/19	3,420	3,806,494
Los Angeles Harbor Department, Refunding RB, Series B, AMT (AMBAC), 5.50%, 8/01/21	10,025	10,056,378
		25,655,542
Utilities — 24.0%
California State Department of Water Resources, RB:
Series A, 5.13%, 5/01/19 (f)	6,500	6,831,435
Series M, 4.00%, 5/01/18	1,000	1,106,350
California State Department of Water Resources, Refunding RB:
Series H, Power Supply, 5.00%, 5/01/22	3,500	3,866,730
Series L, 5.00%, 5/01/19	2,000	2,338,860
Los Angeles County Sanitation Districts Financing Authority, 2.16%, 10/01/18 (e)	3,000	3,153,210
Los Angeles Department of Water & Power, RB:
Power System, Series A, 5.00%, 7/01/19	2,500	2,906,675
Series B, 5.00%, 7/01/18	600	701,520

Municipal Bonds	Par (000)	Value
California (concluded)
Utilities (concluded)
Metropolitan Water District of Southern California, Refunding RB, Series B, 4.00%, 7/01/18	$1,250	$1,408,775
Southern California Public Power Authority, RB, Canyon Power, Series A, 4.00%, 7/01/18	685	741,930
		23,055,485
Total Municipal Bonds in California		141,133,120

Puerto Rico — 3.5%
State — 2.3%
Puerto Rico Public Buildings Authority, Refunding RB Government Facilities:
Series C, 5.75%, 7/01/19	1,000	1,093,770
Series C, 5.75%, 7/01/19 (b)	5	6,261
Series M, 6.00%, 7/01/20	1,000	1,094,920
		2,194,951
Transportation — 1.2%
Puerto Rico Highway & Transportation Authority, Refunding RB, Series Z (AGM), 6.00%, 7/01/18	1,000	1,136,790
Total Municipal Bonds in Puerto Rico		3,331,741

U.S. Virgin Islands — 3.0%
State — 3.0%
Virgin Islands Public Finance Authority, RB, Senior Lien, Matching Fund Loan Note, Series A:
5.25%, 10/01/17	360	381,294
5.25%, 10/01/19	455	473,992
5.25%, 10/01/21	460	471,251
5.25%, 10/01/22	315	320,572
5.25%, 10/01/23	960	971,501
5.25%, 10/01/24	300	301,890
Total Municipal Bonds in the U.S. Virgin Islands		2,920,500
Total Long-Term Investments (Cost — $144,355,526) — 153.5%		147,385,361

Short-Term Securities	Shares
BIF California Municipal Money Fund, 0.04% (g)(h)	9,458,662	9,458,662
Total Short-Term Securities (Cost — $9,458,662) — 9.9%		9,458,662
Total Investments (Cost — $153,814,188*) — 163.4%		156,844,023
Liabilities in Excess of Other Assets — (5.6)%		(5,335,389)
Preferred Shares, at Redemption Value — (57.8)%		(55,525,835)
Net Assets Applicable to Common Shares — 100.0%		$95,982,799

See Notes to Financial Statements.

10	SEMI-ANNUAL REPORT	JUNE 30, 2011

Schedule of Investments (concluded)	BlackRock California Municipal 2018 Term Trust (BJZ)

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$153,858,939
Gross unrealized appreciation	$3,909,389
Gross unrealized depreciation	(924,305)
Net unrealized appreciation	$2,985,084

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security is collateralized by Municipal or US Treasury obligations.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)

Bank of America Merrill Lynch	$3,153,210	$(14,280)
Pershing LLC	$701,842	$1,824
Wells Fargo Bank	$2,582,076	$(3,723)

(f)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(g)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2010	Net Activity	Shares Held at June 30, 2011	Income
BIF California Municipal Money Fund	6,758,071	2,700,591	9,458,662	$1,684

(h)	Represents the current yield as of report date.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized in three broad levels for financial statement purposes as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2011 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments[1]	—	$147,385,361	—	$147,385,361
Short-Term Securities	$9,458,662	—	—	9,458,662
Total	$9,458,662	$147,385,361	—	$156,844,023

[1]	See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2011	11

Schedule of Investments June 30, 2011 (Unaudited)	BlackRock Municipal 2018 Term Trust (BPK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.9%
Courtland IDB Alabama, Refunding RB, International Paper Co. Projects, Series A, 4.75%, 5/01/17	$1,000	$1,006,220
Huntsville Health Care Authority Alabama, Refunding RB, Series A, 5.63%, 6/01/22	5,845	5,973,005
		6,979,225
Arizona — 2.6%
Phoenix Civic Improvement Corp., RB, Junior Lien, Series A, 5.00%, 7/01/21	4,660	5,306,295
Salt Verde Financial Corp., RB, Senior, 5.25%, 12/01/20	1,000	1,001,210
		6,307,505
California — 13.6%
Agua Caliente Band of Cahuilla Indians, RB, 5.60%, 7/01/13 (a)	755	739,122
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.00%, 8/15/19	2,570	2,861,438
California Pollution Control Financing Authority, RB, Waste Management, Inc. Project, Series C, AMT, 5.13%, 11/01/23	6,500	6,635,135
California Pollution Control Financing Authority, Refunding RB, Republic Services, Inc. Project, Series C, Mandatory Put Bonds, AMT, 5.25%, 6/01/23	4,055	4,327,496
California State Department of Water Resources, Refunding RB, Series L, 5.00%, 5/01/18	5,000	5,853,100
Clovis Unified School District California, GO, CAB, Election of 2004, Series A (NPFGC), 5.13%, 8/01/21 (b)(c)	5,425	3,931,552
Los Angeles Unified School District California, GO, Series I, 5.00%, 7/01/20	3,750	4,224,675
San Manuel Entertainment Authority, Series 04-C, 4.50%, 12/01/16 (a)	4,000	3,996,040
		32,568,558
Colorado — 4.4%
Colorado Housing & Finance Authority, RB, Disposal, Waste Management, Inc. Project, AMT, 5.70%, 7/01/18	5,000	5,436,100
Park Creek Metropolitan District Colorado, Refunding RB, Senior, Limited Tax, Property Tax, 5.25%, 12/01/20	5,010	5,119,218
		10,555,318
Florida — 3.1%
Broward County School Board Florida, COP, Series A (AGM), 5.25%, 7/01/22	1,250	1,321,925
Pine Island Community Development District, RB, 5.30%, 11/01/10 (d)(e)	400	319,920
Stevens Plantation Community Development District, Special Assessment Bonds, Series B, 6.38%, 5/01/13	2,270	2,037,711
Village Center Community Development District, RB, Sub-Series B, 5.88%, 1/01/15	3,690	3,682,731
		7,362,287

Municipal Bonds	Par (000)	Value
Illinois — 18.4%
City of Chicago Illinois, RB, General Airport, Third Lien, Series A (AMBAC):
5.00%, 1/01/19	$5,000	$5,320,650
5.00%, 1/01/20	3,000	3,177,000
City of Chicago Illinois, Refunding RB, General Airport, Third Lien, Series A, AMT (NPFGC), 5.75%, 1/01/18	5,000	5,080,450
Illinois Finance Authority, RB, MJH Education Assistance IV LLC, Sub-Series A, 5.50%, 6/01/19 (d)(e)	2,750	1,508,265
Illinois Finance Authority, Refunding RB:
Central DuPage Health, Series B, 5.00%, 11/01/18	2,290	2,575,540
Elmhurst Memorial Healthcare, 5.50%, 1/01/22	5,000	5,024,250
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC):
5.35%, 6/15/19	1,885	2,013,520
5.40%, 6/15/20	1,985	2,108,050
5.45%, 6/15/21	2,090	2,209,109
Illinois State Toll Highway Authority, RB, Senior Priority, Series A (AGM), 5.00%, 1/01/19	2,250	2,389,725
Railsplitter Tobacco Settlement Authority, RB, 5.00%, 6/01/18	10,000	10,500,200
State of Illinois, RB, Build Illinois, Series B, 5.00%, 6/15/18	2,000	2,274,660
		44,181,419
Indiana — 8.4%
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village, 6.25%, 1/01/24	3,575	3,098,953
Indiana Health Facility Financing Authority, RB, Health System, Sisters of St. Francis, 5.75%, 11/01/11 (f)	10,000	10,285,800
Indianapolis Airport Authority, Refunding RB, Special Facilities, FedEx Corp. Project, AMT, 5.10%, 1/15/17	2,500	2,736,775
Petersburg Indiana, Refunding RB, Indiana Power & Light, 5.75%, 8/01/21	4,000	4,050,520
		20,172,048
Kansas — 1.2%
Kansas Development Finance Authority, Refunding RB, Adventist Health, 5.00%, 11/15/18	2,500	2,868,250
Kentucky — 1.3%
Kentucky Housing Corp., RB, Series C, AMT, 4.63%, 7/01/22	3,195	3,209,857
Louisiana — 0.6%
Louisiana Public Facilities Authority, RB, Department of Public Safety Fire Marshal’s Headquarter Project (NPFGC), 5.88%, 6/15/14	1,350	1,375,650
Maryland — 1.2%
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community, 5.00%, 1/01/19	1,685	1,773,193
University of Maryland Medical System, 5.00%, 7/01/18	1,000	1,109,150
		2,882,343

See Notes to Financial Statements.

12	SEMI-ANNUAL REPORT	JUNE 30, 2011

Schedule of Investments (continued)	BlackRock Municipal 2018 Term Trust (BPK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Massachusetts — 0.1%
Massachusetts State Water Pollution Abatement, Refunding RB, MWRA Program, Sub-Series A, 6.00%, 8/01/23	$135	$135,514
Michigan — 3.4%
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM), 5.00%, 5/15/18	2,025	2,248,277
Michigan State Hospital Finance Authority, Refunding RB:
Oakwood Obligation Group, Series A, 5.00%, 7/15/18	1,000	1,062,500
Sparrow Obligated, 4.50%, 11/15/26	3,500	3,225,215
Michigan State Housing Development Authority, RB, Series B, 4.15%, 4/01/18	1,000	1,011,580
Pontiac Tax Increment Finance Authority Michigan, Tax Allocation Bonds, Refunding, Tax Increment Development (ACA), 5.38%, 6/01/12 (f)	640	675,539
		8,223,111
Mississippi — 3.9%
County of Lowndes Mississippi, Refunding RB, Weyerhaeuser Co. Project, Series A, 6.80%, 4/01/22	9,000	9,480,240
Multi-State — 9.1%
Centerline Equity Issuer Trust (FHLMC), 6.80%, 10/31/52 (a)(g)	14,000	15,235,640
MuniMae TE Bond Subsidiary LLC (a)(g):
5.20%, 6/29/49	6,000	4,320,060
Series D, 5.90%, 11/29/49	4,000	2,280,040
		21,835,740
Nebraska — 0.7%
Public Power Generation Agency, RB, Whelan Energy Center, Series 2-A (AGC), 5.00%, 1/01/18	1,500	1,686,750
Nevada — 3.0%
City of Henderson Nevada, Special Assessment Bonds, District No. T-18, 5.15%, 9/01/21	1,000	559,110
City of Las Vegas Nevada, Special Assessment Bonds, Summerlin Area, 5.35%, 6/01/17	1,020	982,902
Director of the State of Nevada Department of Business & Industry, RB, Republic Services, Inc. Project, Mandatory Put Bonds, AMT, 5.63%, 12/01/26	5,120	5,574,349
		7,116,361
New Hampshire — 6.4%
New Hampshire Business Finance Authority, Refunding RB, Public Service Co. of New Hampshire Project (NPFGC):
Series B, AMT, 4.75%, 5/01/21	6,000	6,006,360
Series C, 5.45%, 5/01/21	7,000	7,246,610
New Hampshire Health & Education Facilities Authority, RB, Exeter Project, 6.00%, 10/01/24	2,025	2,053,370
		15,306,340

Municipal Bonds	Par (000)	Value
New Jersey — 18.2%
New Jersey EDA, RB:
Cigarette Tax, 5.50%, 6/15/24	$7,000	$6,663,370
Continental Airlines, Inc. Project, AMT, 7.00%, 11/15/30	4,065	4,054,716
Continental Airlines, Inc. Project, AMT, 7.20%, 11/15/30	6,750	6,756,952
New Jersey EDA, Refunding RB, School Facilities, Series GG, 5.00%, 9/01/20	4,000	4,305,240
New Jersey EDA, Special Assessment Bonds, Refunding, Kapkowski Road Landfill Project, 5.50%, 4/01/16	8,410	8,193,527
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B, 6.25%, 12/01/18	2,500	2,804,075
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 5.00%, 7/01/18	850	939,972
AtlantiCare Regional Medical Center, 5.00%, 7/01/20	1,500	1,604,520
New Jersey State Housing & Mortgage Finance Agency, Refunding RB, S/F Housing, Series T, AMT, 4.55%, 10/01/22	2,500	2,503,600
New Jersey State Turnpike Authority, RB, Series G, 5.00%, 1/01/18	1,350	1,525,446
Newark Housing Authority, RB, South Ward Police Facility (AGC), 4.50%, 12/01/18	4,000	4,314,320
		43,665,738
New York — 6.5%
City of New York New York, GO, Sub-Series F-1, 5.00%, 9/01/18	7,500	8,444,550
Metropolitan Transportation Authority, Refunding RB, Series A, 5.00%, 11/15/18	1,000	1,152,120
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, 5.00%, 12/01/20	1,200	1,192,836
Tobacco Settlement Financing Corp. New York, RB, Asset-Backed, Series B-1C, 5.50%, 6/01/20	4,500	4,781,205
		15,570,711
North Carolina — 7.0%
North Carolina Eastern Municipal Power Agency, Refunding RB, Series B, 4.00%, 1/01/18	3,865	4,122,409
North Carolina HFA, Refunding RB, Series 28-A, AMT, 4.65%, 7/01/23	3,105	3,114,563
North Carolina Municipal Power Agency No. 1, Refunding RB, Series B, 5.00%, 1/01/21	5,000	5,547,450
Wake County Industrial Facilities & Pollution Control Financing Authority North Carolina, Refunding RB, Carolina Power & Light Co. Project, 5.38%, 2/01/17	4,000	4,138,360
		16,922,782
Ohio — 2.4%
American Municipal Power-Ohio, Inc., RB, Prairie State Energy Campus Project, Series A, 5.25%, 2/15/23	5,000	5,339,350
Pinnacle Community Infrastructure Financing Authority, RB, Facilities, Series A, 6.00%, 12/01/22	415	364,013
		5,703,363

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2011	13

Schedule of Investments (continued)	BlackRock Municipal 2018 Term Trust (BPK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Oklahoma — 1.2%
Tulsa Airports Improvement Trust, RB, Series A, Mandatory Put Bonds, AMT, 7.75%, 6/01/35	$2,700	$2,785,644
Pennsylvania — 6.2%
Cumberland County Municipal Authority, RB, Diakon Lutheran, 5.75%, 1/01/19	2,375	2,526,501
Montgomery County IDA Pennsylvania, MRB, Whitemarsh Continuing Care, 6.00%, 2/01/21	2,000	1,813,840
Pennsylvania Higher Educational Facilities Authority, RB, Drexel University, Series A, 5.00%, 5/01/18	1,000	1,110,150
Pennsylvania Turnpike Commission, RB, Sub-Series A (AGC), 5.00%, 6/01/22	1,000	1,077,620
Philadelphia Authority for Industrial Development, RB, Series B (AGM), 5.50%, 10/01/11 (f)	3,000	3,070,200
West Cornwall Township Municipal Authority Pennsylvania, RB, Elizabethtown College Project (f):
5.90%, 12/15/11	2,500	2,564,125
6.00%, 12/15/11	2,650	2,719,192
		14,881,628
Puerto Rico — 1.2%
Commonwealth of Puerto Rico, GO, Public Improvement, Series B, 5.25%, 7/01/17	2,665	2,860,878
South Carolina — 2.1%
South Carolina Jobs-EDA, Refunding RB, Palmetto Health Alliance, Series A, 6.13%, 8/01/23	5,000	5,080,650
Tennessee — 3.4%
Knox County Health Educational & Housing Facilities Board Tennessee, Refunding RB, CAB, Series A (AGM), 5.63%, 1/01/19 (b)	12,000	8,143,800
Texas — 14.4%
Alliance Airport Authority Texas, Refunding RB, FedEx Corp. Project, AMT, 4.85%, 4/01/21	2,000	2,064,400
Birdville ISD Texas, GO, Refunding, CAB (PSF-GTD) (b):
5.40%, 2/15/18	1,615	1,371,426
5.46%, 2/15/19	1,815	1,465,812
5.51%, 2/15/20	2,625	2,005,421
5.54%, 2/15/21	2,500	1,815,450
Brazos River Authority, Refunding RB, TXU Electric Co. Project, Series C, Mandatory Put Bonds, AMT, 5.75%, 5/01/36	3,510	3,449,031
Central Texas Regional Mobility Authority, RB, Senior Lien:
5.75%, 1/01/18	750	822,705
5.75%, 1/01/19	750	820,118
City of Dallas Texas, Refunding RB (AGC), 5.00%, 8/15/21	2,500	2,666,850
City of Houston Texas, RB, Refunding Sub Lien Series B, 5.00%, 7/01/18 (h)	1,000	1,124,810
Dallas-Fort Worth International Airport Facilities Improvement Corp., Refunding RB, Joint Series A, AMT (NPFGC):
5.88%, 11/01/17	5,000	5,071,200
5.88%, 11/01/18	5,000	5,071,200

Municipal Bonds	Par (000)	Value
Texas (concluded)
North Texas Tollway Authority, RB, Series C:
5.00%, 1/01/19	$2,215	$2,446,423
5.25%, 1/01/20	4,000	4,427,800
		34,622,646
U.S. Virgin Islands — 0.5%
Virgin Islands Public Finance Authority, Refunding RB, Senior Lien, Series B, 5.00%, 10/01/18	1,000	1,086,750
Virginia — 1.1%
Virginia HDA, RB, Sub-Series E-2, AMT, 4.38%, 10/01/19	2,750	2,761,028
Washington — 0.2%
Washington Health Care Facilities Authority, RB, Providence Health & Services, Series B, 5.00%, 10/01/18 (h)	500	574,380
Wisconsin — 4.1%
City of Franklin Wisconsin, RB, Waste Management, Inc. Project, AMT, 4.95%, 4/01/16	1,990	2,112,982
State of Wisconsin, Refunding RB, Series A, 5.00%, 5/01/18	1,000	1,166,700
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc.:
5.38%, 10/01/11 (f)	4,560	4,664,698
5.00%, 4/01/19	1,265	1,420,177
5.38%, 10/01/21	440	446,028
		9,810,585
Total Municipal Bonds — 152.8%		366,717,099

Municipal Bonds Transferred to Tender Option Bond Trusts (i)
Illinois — 2.3%
City of Chicago Illinois, Refunding RB, Second Lien (AGM), 5.00%, 11/01/20	5,000	5,523,200
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 2.3%		5,523,200
Total Long-Term Investments (Cost — $363,827,472) — 155.1%		372,240,299

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (j)(k)	3,561,846	3,561,846
Total Short-Term Securities (Cost — $3,561,846) — 1.5%		3,561,846
Total Investments (Cost — $367,389,318*) — 156.6%		375,802,145
Other Assets Less Liabilities — 0.7%		1,763,041
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (1.5)%		(3,751,723)
Preferred Shares, at Redemption Value — (55.8)%		(133,852,627)
Net Assets Applicable to Common Shares — 100.0%		$239,960,836

See Notes to Financial Statements.

14	SEMI-ANNUAL REPORT	JUNE 30, 2011

Schedule of Investments (concluded)	BlackRock Municipal 2018 Term Trust (BPK)

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$363,643,270
Gross unrealized appreciation	$15,893,744
Gross unrealized depreciation	(7,484,869)
Net unrealized appreciation	$8,408,875

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	Security is collateralized by Municipal or US Treasury obligations.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Non-income producing security.

(f)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(g)

Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(h)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Goldman Sachs & Co.	$1,124,810	$2,290
Bank of America Merrill Lynch	$574,380	$(545)

(i)

Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(j)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2010	Net Activity	Shares Held at June 30, 2011	Income
FFI Institutional Tax-Exempt Fund	823,002	2,738,844	3,561,846	$1,489

(k)	Represents the current yield as of report date.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized in three broad levels for financial statement purposes as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Trust’s perceived risk of investing in these securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2011 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments[1]	—	$372,240,299	—	$372,240,299
Short-Term Securities	$3,561,846	—	—	3,561,846
Total	$3,561,846	$372,240,299	—	$375,802,145

[1]	See the above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2011	15

Schedule of Investments June 30, 2011 (Unaudited)	BlackRock New York Municipal 2018 Term Trust (BLH)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 146.9%
Corporate — 8.0%
Jefferson County Industrial Development Agency New York, Refunding RB, Solid Waste, Series A, AMT, 5.20%, 12/01/20	$2,450	$2,403,450
Port Authority of New York & New Jersey, RB, Continental Airlines Inc. and Eastern Air Lines Inc. Project, LaGuardia, AMT, 9.13%, 12/01/15	2,035	2,058,036
		4,461,486
County/City/Special District/ School District — 38.7%
City of New York New York, GO:
Series B, 5.38%, 12/01/20 (a)	4,000	4,085,920
Series M, 5.00%, 4/01/23	1,390	1,489,566
City of New York New York, GO, Refunding, Series G:
5.75%, 8/01/18 (a)	1,920	2,034,240
5.75%, 8/01/18	2,580	2,702,240
County of Nassau New York, GO, Refunding, General Improvement, Series C (AGC), 5.25%, 10/01/22	2,500	2,732,350
New York City Transitional Finance Authority, RB, Fiscal 2008, Series S-1, 5.00%, 1/15/23	1,400	1,511,538
New York City Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/11 (a)	3,000	3,077,670
New York State Dormitory Authority, Series A, RB:
City University System, Consolidated 4th General, 5.13%, 7/01/11 (a)	1,800	1,800,234
State University Dormitory Facilities, 5.00%, 7/01/18	1,045	1,193,839
New York State Urban Development Corp., Refunding RB, Series D, 5.50%, 1/01/19	750	878,978
		21,506,575
Education — 36.1%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A, 7.00%, 5/01/25 (b)(c)	450	112,522
City of Troy New York, RB, Rensselaer Polytechnic-B, 5.00%, 9/01/18	1,000	1,118,740
New York City Industrial Development Agency, RB, YMCA of Greater New York Project, 5.25%, 8/01/21	4,000	4,004,240
New York State Dormitory Authority, LRB, State University Dormitory Facilities, Series A:
3.00%, 7/01/12	500	512,845
5.00%, 7/01/21	250	279,872
New York State Dormitory Authority, RB:
Pratt Institute, Series C (AGC), 5.00%, 7/01/19	600	679,566
University of Rochester, Series A, 5.00%, 7/01/21	1,155	1,274,589
New York State Dormitory Authority, Refunding RB:
Brooklyn Law School, Series A (Radian), 5.50%, 7/01/18	1,000	1,052,830
Yeshiva University, 5.00%, 9/01/27	2,000	2,118,080
Niagara County Industrial Development Agency, Refunding RB, Niagara University Project, Series A (Radian), 5.35%, 11/01/23	4,180	4,210,180

Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
Westchester County Industrial Development Agency New York, RB, Purchase College Foundation Housing, Series A (AMBAC), 5.13%, 12/01/22	$3,710	$3,744,429
Yonkers Industrial Development Agency New York, RB, Sarah Lawrence College Project, Series A:
5.00%, 6/01/18	500	551,600
5.00%, 6/01/19	400	439,144
		20,098,637
Health — 18.8%
East Rochester Housing Authority New York, Refunding RB, Genesee Valley Nursing Center (FHA), 5.20%, 12/20/24	1,180	1,197,676
New York State Dormitory Authority, Refunding RB, Mental Health Services Facilities, Series A, 5.00%, 8/15/18	1,025	1,176,198
Oneida Health Care Corp. New York, Refunding RB, Residential Health Care Project (Radian), 5.30%, 2/01/21	4,130	4,160,810
Orange County Industrial Development Agency New York, Refunding RB, St. Luke’s Hospital Newburgh New York Project, Series A (Radian), 5.38%, 12/01/21	3,875	3,903,094
		10,437,778
Housing — 1.9%
New York State Dormitory Authority, RB, Willow Towers Inc. Project (Ginnie Mae), 5.25%, 2/01/22	1,000	1,047,860
State — 7.0%
New York State Dormitory Authority, RB, Mental Health Services:
Series 2007-B (NPFGC), 5.50%, 8/15/20 (a)	30	30,199
Series 2008-A, 5.00%, 2/15/18	120	120,348
Series B (NPFGC), 5.50%, 8/15/11 (a)	2,590	2,607,109
New York State Dormitory Authority, Refunding LRB, Municipal Health Facilities, 4.00%, 5/15/18	550	586,779
New York State Urban Development Corp., RB, State Personal Income Tax, Series A-1, 5.00%, 12/15/22	500	559,360
		3,903,795
Tobacco — 11.7%
Rockland Tobacco Asset Securitization Corp., RB, Asset-Backed, 5.63%, 8/15/35	4,000	3,329,040
TSASC Inc. New York, RB, Tobacco Settlement Asset-Backed, Series 1, 5.75%, 7/15/32 (a)	3,000	3,170,850
		6,499,890
Transportation — 22.7%
Metropolitan Transportation Authority, Refunding RB, Series A:
5.00%, 11/15/18	1,000	1,152,120
(NPFGC), 5.13%, 11/15/21	5,000	5,214,250
New York State Thruway Authority, RB, Transportation, Series A, 5.00%, 3/15/20	1,750	1,996,225

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	JUNE 30, 2011

Schedule of Investments (concluded)	BlackRock New York Municipal 2018 Term Trust (BLH)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
Transportation (concluded)
Port Authority of New York & New Jersey, RB:
Consolidated, 126th Series, AMT (NPFGC), 5.00%, 11/15/18	$3,885	$3,985,117
JFK International Air Terminal, 5.00%, 12/01/20	300	298,209
		12,645,921
Utilities — 2.0%
Long Island Power Authority, Refunding RB, Series A, 5.25%, 4/01/21	1,000	1,120,970
Total Municipal Bonds in New York		81,722,912

Puerto Rico — 5.9%
Tobacco — 3.0%
Children’s Trust Fund, Refunding RB, Asset-Backed, 5.63%, 5/15/43	2,000	1,695,240
Utilities — 2.9%
Puerto Rico Electric Power Authority, RB, Series WW, 5.50%, 7/01/21	1,500	1,586,940
Total Municipal Bonds in Puerto Rico		3,282,180
Total Long-Term Investments (Cost — $83,423,908) — 152.8%		85,005,092

Short-Term Securities	Shares
BIF New York Municipal Money Fund, 0.10% (d)(e)	1,221,272	1,221,272
Total Short-Term Securities (Cost — $1,221,272) — 2.2%		1,221,272
Total Investments (Cost — $84,645,180*) — 155.0%		86,226,364
Other Assets Less Liabilities — 1.5%		793,543
Preferred Shares, at Redemption Value — (56.5)%		(31,400,262)
Net Assets Applicable to Common Shares — 100.0%		$55,619,645

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$84,628,840
Gross unrealized appreciation	$2,606,945
Gross unrealized depreciation	(1,009,421)
Net unrealized appreciation	$1,597,524

(a)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Issuer filed for bankruptcy and/or is in default of interest payments.

(c)	Non-income producing security.

(d)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2010	Net Activity	Shares Held at June 30, 2011	Income
BIF New York Municipal Money Fund	910,862	310,410	1,221,272	$35

(e)	Represents the current yield as of report date.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized in three broad levels for financial statement purposes as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2011 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments[1]	—	$85,005,092	—	$85,005,092
Short-Term Securities	$1,221,272	—	—	1,221,272
Total	$1,221,272	$85,005,092	—	$86,226,364

[1]	See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2011	17

Statements of Assets and Liabilities

June 30, 2011 (Unaudited)	BlackRock California Municipal 2018 Term Trust (BJZ)	BlackRock Municipal 2018 Term Trust (BPK)	BlackRock New York Municipal 2018 Term Trust (BLH)
Assets
Investments at value — unaffiliated[1]	$147,385,361	$372,240,299	$85,005,092
Investments at value — affiliated[2]	9,458,662	3,561,846	1,221,272
Cash	4,252	—	11
Interest receivable	1,659,430	4,593,145	1,178,826
Income receivable — affiliated	47	260	34
Investments sold receivable	—	355,000	—
Prepaid expenses	21,341	47,549	20,383
Other assets	6,007	34,891	4,406
Total assets	158,535,100	380,832,990	87,430,024

Accrued Liabilities
Bank overdraft	—	4,145	—
Investments purchased payable	6,453,646	1,697,445	—
Income dividends payable — Common Shares	463,178	1,240,826	297,908
Investment advisory fees payable	47,729	124,005	28,438
Officer’s and Trustees’ fees payable	7,857	36,684	5,863
Interest expense and fees payable	—	1,723	—
Other accrued expenses payable	54,056	164,699	77,908
Total accrued liabilities	7,026,466	3,269,527	410,117

Other Liabilities
TOB trust certificates	—	3,750,000	—
Total Liabilities	7,026,466	7,019,527	410,117

Preferred Shares at Redemption Value
$25,000 per share liquidation preference, plus unpaid dividends[3]	55,525,835	133,852,627	31,400,262
Net Assets Applicable to Common Shareholders	$95,982,799	$239,960,836	$55,619,645

Net Assets to Common Shareholders Consist of
Paid-in capital[4]	$90,440,643	$227,380,809	$51,734,790
Undistributed net investment income	6,256,789	17,617,561	3,714,635
Accumulated net realized loss	(3,744,468)	(13,450,361)	(1,410,964)
Net unrealized appreciation/depreciation	3,029,835	8,412,827	1,581,184
Net Assets Applicable to Common Shareholders	$95,982,799	$239,960,836	$55,619,645
Net asset value per Common Share	$14.92	$15.08	$15.31
[1] Investments at cost — unaffiliated	$144,355,526	$363,827,472	$83,423,908
[2] Investments at cost — affiliated	$9,458,662	$3,561,846	$1,221,272
[3] Preferred Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	2,221	5,354	1,256
[4] Common Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	6,433,028	15,908,028	3,633,028

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	JUNE 30, 2011

Statements of Operations

Six Months Ended June 30, 2011 (Unaudited)	BlackRock California Municipal 2018 Term Trust (BJZ)	BlackRock Municipal 2018 Term Trust (BPK)	BlackRock New York Municipal 2018 Term Trust (BLH)
Investment Income
Interest	$3,377,447	$9,417,625	$2,126,178
Income — affiliated	1,878	2,738	173
Total income	3,379,325	9,420,363	2,126,351

Expenses
Investment advisory	290,810	727,172	169,248
Commissions for Preferred Shares	38,899	106,999	24,335
Professional	32,136	35,602	26,988
Accounting services	14,736	29,390	12,326
Printing	10,925	28,268	7,877
Transfer agent	8,626	13,819	9,737
Custodian	4,940	13,765	3,929
Officer and Trustees	4,505	13,765	3,048
Registration	4,415	5,145	4,958
Miscellaneous	15,659	26,361	15,843
Total expenses excluding interest expense and fees	425,651	1,000,286	278,289
Interest expense and fees[1]	—	11,741	—
Total expenses	425,651	1,012,027	278,289
Less fees waived by advisor	(9,766)	(640)	(1,366)
Total expenses after fees waived	415,885	1,011,387	276,923
Net investment income	2,963,440	8,408,976	1,849,428

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(545,822)	420,604	34,854
Net change in unrealized appreciation/depreciation on investments	4,183,069	6,886,735	419,254
Total realized and unrealized gain	3,637,247	7,307,339	454,108

Dividends to Preferred Shareholders From
Net investment income	(99,080)	(235,388)	(55,246)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$6,501,607	$15,480,927	$2,248,290

[1]	Related to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2011	19

Statements of Changes in Net Assets

	BlackRock California Municipal 2018 Term Trust (BJZ)		BlackRock Municipal 2018 Term Trust (BPK)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Operations
Net investment income	$2,963,440	$6,273,179	$8,408,976	$17,047,871
Net realized gain (loss)	(545,822)	45,484	420,604	476,168
Net change in unrealized appreciation/depreciation	4,183,069	(686,148)	6,886,735	2,049,110
Dividends to Preferred Shareholders from net investment income	(99,080)	(224,184)	(235,388)	(538,571)
Net increase in net assets applicable to Common Shareholders resulting from operations	6,501,607	5,408,331	15,480,927	19,034,578

Dividends to Common Shareholders From
Net investment income	(2,779,068)	(5,558,136)	(7,444,957)	(14,889,914)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	3,722,539	(149,805)	8,035,970	4,144,664
Beginning of period	92,260,260	92,410,065	231,924,866	227,780,202
End of period	$95,982,799	$92,260,260	$239,960,836	$231,924,866
Undistributed net investment income	$6,256,789	$6,171,497	$17,617,561	$16,888,930

	BlackRock New York Municipal 2018 Term Trust (BLH)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Operations
Net investment income	$1,849,428	$3,757,260
Net realized gain (loss)	34,854	(283,603)
Net change in unrealized appreciation/depreciation	419,254	(928,098)
Dividends to Preferred Shareholders from net investment income	(55,246)	(126,928)
Net increase in net assets applicable to Common Shareholders resulting from operations	2,248,290	2,418,631

Dividends to Common Shareholders From
Net investment income	(1,787,450)	(3,840,111)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	460,840	(1,421,480)
Beginning of period	55,158,805	56,580,285
End of period	$55,619,645	$55,158,805
Undistributed net investment income	$3,714,635	$3,707,903

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	JUNE 30, 2011

Financial Highlights	BlackRock California Municipal 2018 Term Trust (BJZ)

	Six Months
	Ended
	June 30,
	2011	Year Ended December 31,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$14.34	$14.36	$11.94	$14.82	$15.26	$15.21
Net investment income	0.46 [1]	0.98 [1]	1.03 [1]	1.05 [1]	1.04	1.02
Net realized and unrealized gain (loss)	0.57	(0.11)	2.25	(2.90)	(0.44)	0.03
Dividends to Preferred Shareholders from net investment income	(0.02)	(0.03)	(0.05)	(0.29)	(0.29)	(0.26)
Net increase (decrease) from investment operations	1.01	0.84	3.23	(2.14)	0.31	0.79
Dividends to Common Shareholders from net investment income	(0.43)	(0.86)	(0.81)	(0.74)	(0.75)	(0.74)
Net asset value, end of period	$14.92	$14.34	$14.36	$11.94	$14.82	$15.26
Market price, end of period	$15.77	$15.38	$15.09	$11.60	$15.40	$15.94

Total Investment Return[2]
Based on net asset value	6.97%[3]	5.56%	27.09%	(15.18)%	1.95%	5.19%
Based on market price	5.42%[3]	7.73%	37.46%	(20.70)%	1.42%	10.03%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	0.93%[5]	0.92%	0.96%	0.97%	0.97%	0.99%
Total expenses after fees waived and before fees paid indirectly[4]	0.90%[5]	0.91%	0.95%	0.96%	0.94%	0.99%
Total expenses after fees waived and paid indirectly[4]	0.90%[5]	0.91%	0.95%	0.96%	0.94%	0.97%
Net investment income[4]	6.45%[5]	6.64%	7.56%	7.43%	7.05%	6.69%
Dividends to Preferred Shareholders	0.22%[5]	0.24%	0.38%	2.07%	1.96%	1.73%
Net investment income to Common Shareholders	6.23%[5]	6.40%	7.18%	5.36%	5.09%	4.96%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$95,983	$92,260	$92,410	$76,795	$95,336	$98,165
Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$55,525	$55,525	$55,525	$55,525	$55,525	$55,525
Portfolio turnover	12%	7%	5%	1%	7%	—
Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$68,216	$66,542	$66,609	$59,580	$67,935	$69,214

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to Preferred Shareholders.

[5]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2011	21

Financial Highlights	BlackRock Municipal 2018 Term Trust (BPK)

	Six Months
	Ended
	June 30,
	2011	Year Ended December 31,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$14.58	$14.32	$11.63	$15.06	$15.97	$15.71
Net investment income	0.53 [1]	1.07 [1]	1.12 [1]	1.12 [1]	1.17	1.15
Net realized and unrealized gain (loss)	0.45	0.16	2.54	(3.35)	(0.83)	0.31
Dividends to Preferred Shareholders from net investment income	(0.01)	(0.03)	(0.05)	(0.29)	(0.32)	(0.29)
Net increase (decrease) from investment operations	0.97	1.20	3.61	(2.52)	0.02	1.17
Dividends to Common Shareholders from net investment income	(0.47)	(0.94)	(0.92)	(0.91)	(0.93)	(0.91)
Net asset value, end of period	$15.08	$14.58	$14.32	$11.63	$15.06	$15.97
Market price, end of period	$15.80	$15.75	$15.15	$12.97	$15.22	$17.01

Total Investment Return[2]
Based on net asset value	6.54%[3]	7.94%	30.92%	(17.96)%	(0.10)%	7.46%
Based on market price	3.34%[3]	10.22%	24.20%	(9.47)%	(5.21)%	14.46%

Ratios to Average Net Assets
Total expenses[4]	0.86%[6]	0.88%	0.92%	0.94%	0.89%	0.91%
Total expenses after fees waived and before fees paid indirectly[4]	0.86%[6]	0.88%	0.91%	0.93%	0.89%	0.91%
Total expenses after fees waived and paid indirectly[4]	0.86%[6]	0.88%	0.91%	0.93%	0.89%	0.90%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4,5]	0.85%[6]	0.87%	0.90%	0.91%	0.89%	0.90%
Net investment income[4]	7.27%[6]	7.23%	8.36%	8.04%	7.57%	7.27%
Dividends to Preferred Shareholders	0.20%[6]	0.23%	0.36%	2.10%	2.08%	1.83%
Net investment income to Common Shareholders	7.07%[6]	7.00%	8.00%	5.94%	5.49%	5.44%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$239,961	$231,925	$227,780	$185,049	$239,609	$254,117
Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$133,850	$133,850	$133,850	$133,850	$137,600	$137,600
Portfolio turnover	3%	6%	11%	4%	7%	7%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$69,819	$68,319	$67,546	$59,571	$68,548	$71,179

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to Preferred Shareholders.

[5]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

[6]	Annualized.

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	JUNE 30, 2011

Financial Highlights	BlackRock New York Municipal 2018 Term Trust (BLH)

	Six Months
	Ended
	June 30,
	2011	Year Ended December 31,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$15.18	$15.57	$13.78	$15.98	$16.33	$16.11
Net investment income	0.51 [1]	1.03 [1]	1.10 [1]	1.08 [1]	1.18	1.11
Net realized and unrealized gain (loss)	0.13	(0.33)	1.67	(2.16)	(0.45)	0.11
Dividends to Preferred Shareholders from net investment income	(0.02)	(0.03)	(0.05)	(0.29)	(0.28)	(0.26)
Net increase (decrease) from investment operations	0.62	0.67	2.72	(1.37)	0.45	0.96
Dividends to Common Shareholders from net investment income	(0.49)	(1.06)	(0.93)	(0.83)	(0.80)	(0.74)
Net asset value, end of period	$15.31	$15.18	$15.57	$13.78	$15.98	$16.33
Market price, end of period	$16.37	$15.92	$16.90	$13.97	$16.18	$15.62

Total Investment Return[2]
Based on net asset value	3.99%[3]	3.90%	19.76%	(9.12)%	2.89%	6.26%
Based on market price	6.02%[3]	0.39%	28.22%	(9.00)%	8.92%	8.08%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.04%[5]	1.02%	1.00%	1.05%	1.02%	1.07%
Total expenses after fees waived and before fees paid indirectly[4]	1.04%[5]	1.01%	0.99%	1.02%	1.02%	1.07%
Total expenses after fees waived and paid indirectly[4]	1.04%[5]	1.01%	0.99%	1.02%	1.01%	1.04%
Net investment income[4]	6.92%[5]	6.60%	7.30%	7.06%	7.34%	6.84%
Dividends to Preferred Shareholders	0.21%[5]	0.22%	0.34%	1.88%	1.72%	1.58%
Net investment income to Common Shareholders	6.71%[5]	6.38%	6.96%	5.18%	5.62%	5.26%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$55,620	$55,159	$56,580	$50,058	$58,043	$59,313
Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$31,400	$31,400	$31,400	$31,400	$31,400	$31,400
Portfolio turnover	1%	6%	14%	6%	6%	6%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$69,283	$68,918	$70,050	$64,857	$71,230	$72,237

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to Preferred Shareholders.

[5]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2011	23

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock California Municipal 2018 Term Trust (“BJZ”), BlackRock Municipal 2018 Term Trust (“BPK”) and BlackRock New York Municipal 2018 Term Trust (“BLH”) (collectively the “Trusts” or individually as a “Trust”) are organized as Delaware statutory trusts. BPK is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. BJZ and BLH are registered as non-diversified, closed-end management investment companies under the 1940 Act. The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Board of Trustees of the Trusts are referred to throughout this report as the “Board.” The Trusts determine and make available for publication the NAV of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Trusts:

Valuation: US GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Trusts leverage their assets through the use of TOBs. A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Trust has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a Trust include the right of a Trust (1) to cause the holders of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in short-term interest rates, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to a Trust. The TOB may also be terminated without the consent of a Trust upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors. During the six months ended June 30, 2011, no TOBs that the Trusts participated in were terminated without the consent of the Trusts.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to a Trust, which typically invests the cash in additional municipal bonds. Each Trust’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, therefore the municipal bonds deposited into a TOB are presented in the Trusts’ Schedules of Investments and the proceeds from the issuance of the short-term floating rate certificates are shown as TOB trust certificates under other liabilities in the Statements of Assets and Liabilities.

24	SEMI-ANNUAL REPORT	JUNE 30, 2011

Notes to Financial Statements (continued)

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Trusts on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense and fees in the Statements of Operations. The short-term floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At June 30, 2011, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB trust certificates and the interest rate on the liability for TOB trust certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Interest Rate
BPK	$5,523,200	$3,750,000	0.12%

For the six months ended June 30, 2011, the Trust’s average TOB trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BPK	$3,750,000	0.64%

Should short-term interest rates rise, the Trust’s investments in TOBs may adversely affect the Trust’s net investment income and dividends to Common Shareholders. Also, fluctuations in the market values of municipal bonds deposited into the TOB may adversely affect the Trust’s net asset values per share.

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of realized gains, if any, are recorded on the ex-dividend date. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 6.

Income Taxes: It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Trusts’ financial statements and disclosures.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Trust’s Board, independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

SEMI-ANNUAL REPORT	JUNE 30, 2011	25

Notes to Financial Statements (continued)

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Each Trust may, however, elect to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees in order to match its deferred compensation obligations. Investments to cover each Trust’s deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated in the Statements of Operations.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Trusts have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Trusts for 1940 Act purposes, but Barclays is not.

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee at an annual rate of 0.40% of each Trust’s average weekly net assets. Average weekly net assets are the average weekly value of each Trust’s total assets minus the sum of its accrued liabilities.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Trust’s investment in other affiliated investment companies, if any. These amounts are shown as fees waived by advisor in the Statements of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager. Certain officers and/or trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for compensation paid to the Trusts’ Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2011, were as follows:

	Purchases	Sales
BJZ	$21,138,040	$16,965,335
BPK	$14,101,567	$12,758,542
BHL	$1,133,178	$1,047,500

4. Capital Loss Carryforwards:

As of December 31, 2010, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,	BJZ	BPK	BLH
2011	—	—	$230,344
2012	$1,482,072	$5,763,538	590,480
2013	530,943	—	—
2014	—	6,932,944	—
2015	470,704	889,102	333,477
2017	660,560	202,544	—
2018	—	—	291,488
Total	$3,144,279	$13,788,128	$1,445,789

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Trusts after December 31, 2010 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

5. Concentration, Market and Credit Risk:

BJZ and BLH invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social

26	SEMI-ANNUAL REPORT	JUNE 30, 2011

Notes to Financial Statements (continued)

or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counter-party credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Trusts’ Statements of Assets and Liabilities, less any collateral held by the Trusts.

As of June 30, 2011, BJZ invested a significant portion of its assets in securities in the county/city/special district/school district sector. BPK invested a significant portion of its assets in securities in the corporate sector. BLH invested a significant portion of its assets in securities in the country/city/special district/school district and education sectors. Changes in economic conditions affecting the county/city/special district/school district, corporate and education sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

6. Capital Share Transactions:

The Trusts are authorized to issue an unlimited number of shares, including Preferred Shares, par value $0.001 per share, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

Shares issued and outstanding remained constant for all Trusts for the six months ended June 30, 2011 and the year ended December 31, 2010.

Preferred Shares

The Preferred Shares are redeemable at the option of each Trust, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The Preferred Shares are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Trust, as set forth in each Trust’s Articles of Supplementary (the “Governing Instrument”) are not satisfied.

From time to time in the future, each Trust may effect repurchases of its Preferred Shares at prices below their liquidation preference as agreed upon by the Trust and seller. Each Trust also may redeem its Preferred Shares from time to time as provided in the applicable Governing Instrument. Each Trust intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

The Trusts had the following series of Preferred Shares outstanding, effective yields and reset frequency as of June 30, 2011:

	Series	Preferred Shares	Effective Yield	Reset Frequency Days
BJZ	M7	2,221	0.18%	7
BPK	W7	2,677	0.15%	7
	R7	2,677	0.15%	7
BLH	T7	1,256	0.15%	7

Dividends on seven-day Preferred Shares are cumulative at a rate which is reset every seven days, based on the results of an auction. If the Preferred Shares fail to clear the auction on an auction date, each Trust is required to pay the maximum applicable rate on the Preferred Shares to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on all series of Preferred Shares is the higher of 110% of the AA commercial paper rate or 100% of 90% of the Kenny S&P 30-day High Grade Index divided by 1.00 minus the marginal tax rate. The low, high and average dividend rates on the Preferred Shares for each Trust for the six months ended June 30, 2011 were as follows:

	Series	Low	High	Average
BJZ	M7	0.18%	0.50%	0.36%
BPK	W7	0.15%	0.50%	0.36%
	R7	0.15%	0.50%	0.35%
BLH	T7	0.15%	0.44%	0.36%

SEMI-ANNUAL REPORT	JUNE 30, 2011	27

Notes to Financial Statements (concluded)

Since February 13, 2008, the Preferred Shares of the Trusts failed to clear any of their auctions. As a result, the Preferred Shares dividend rates were reset to the maximum applicable rate, which ranged from 0.15% to 0.50% for the six months ended June 30, 2011. A failed auction is not an event of default for the Trusts but it has a negative impact on the liquidity of Preferred Shares. A failed auction occurs when there are more sellers of a Trust’s auction rate Preferred Shares than buyers. A successful auction for the Trusts’ Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, Preferred Shareholders may not have the ability to sell the Preferred Shares at their liquidation preference.

The Trusts may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares is less than 200%.

The Trusts pay commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions.

Preferred shares issued and outstanding remained constant during the six months ended June 30, 2011 and the year ended December 31, 2010.

7. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The dividends declared on Preferred Shares for the period July 1, 2011 to July 31, 2011 were as follows:

	Series	Dividends Declared
BJZ	M7	$ 7,587
BPK	W7	$ 9,182
	R7	$ 9,407
BLH	T7	$ 9,317

Each Trust paid a net investment income dividend on August 1, 2011 to Common Shareholders of record on July 15, 2011 as follows:

Common Dividend Per Share
BJZ	$0.0720
BPK	$0.0780
BLH	$0.0820

28	SEMI-ANNUAL REPORT	JUNE 30, 2011

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Trustees (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock New York Municipal 2018 Term Trust (“BLH”), BlackRock California Municipal 2018 Term Trust (“BJZ”) and BlackRock Municipal 2018 Term Trust (“BPK” and together with BLH and BJZ, each a “Trust,” and, collectively, the “Trusts”) met on April 14, 2011 and May 12–13, 2011 to consider the approval of each Trust’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Trust’s investment advisor. The Board of each Trust also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) between the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”), with respect to each Trust. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Trust as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trusts and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by an Independent Board Member. Each Board also established an ad hoc committee, the Ad Hoc Committee on Auction Market Preferred Shares. Further, each Board established an additional ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and the directors/trustees of the boards of certain other BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Trusts by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, considered at each of their meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Trusts and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory and other amounts paid to BlackRock and its affiliates by the Trusts for services such as call center and fund accounting; (c) Trust operating expenses and how BlackRock allocates expenses to the Trusts; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Trusts’ investment objectives, policies and restrictions; (e) the Trusts’ compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trusts’ valuation and liquidity procedures; (k) an analysis of contractual and actual management fee ratios for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

SEMI-ANNUAL REPORT	JUNE 30, 2011	29

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 14, 2011 meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Trust fees and expenses and the investment performance of the Trusts as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Trust to BlackRock; and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At an in-person meeting held on April 14, 2011, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 14, 2011 meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 12–13, 2011 Board meeting.

At an in-person meeting held on May 12–13, 2011, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Trust and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to its Trust, each for a one-year term ending June 30, 2012. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Trusts and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Trusts; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Trusts; and (f) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as services related to the valuation and pricing of Trust portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with Trusts and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Trusts. Throughout the year, the Boards compared Trust performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Trust’s portfolio management team discussing Trust performance and the Trust’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and their Trusts’ portfolio management teams, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel.The Boards engaged in a review of BlackRock’s compensation structure with respect to their Trusts’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to the Trusts. BlackRock and its affiliates and significant shareholders provide the Trusts with certain administrative and other services (in addition to any such services provided to the Trusts by third parties) and officers and other personnel as are necessary for the operations of the Trusts. In addition to investment advisory services, BlackRock and its affiliates provide the Trusts with other services, including (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Trusts; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the Trusts, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

30	SEMI-ANNUAL REPORT	JUNE 30, 2011

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

B. The Investment Performance of the Trust and BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of their Trusts. In preparation for the April 14, 2011 meeting, the Boards worked with BlackRock and Lipper to develop a template for, and was provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Trust’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, each Board received and reviewed information regarding the investment performance of its Trust as compared to funds in that Trust’s applicable Lipper category. The Boards were provided with a description of the methodology used by Lipper to select peer funds. The Boards and each Board’s Performance Oversight Committee regularly review, and meet with Trust management to discuss, the performance of the Trusts throughout the year.

Each Board noted that, in general, its Trust performed better than its Peers in that the Trust’s performance was at or above the median of its Lipper Performance Composite in each of the one-, three- and five-year periods reported.

The Boards noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Trust: Each Board, including the Independent Board Members, reviewed its Trust’s contractual management fee ratio compared with the other funds in its Lipper category. It also compared the Trust’s total expense ratio, as well as actual management fee ratio, to those of other funds in its Lipper category. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Trusts. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Trusts. The Boards reviewed BlackRock’s profitability with respect to the Trusts and other funds the Boards currently oversees for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009 and December 31, 2008. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Boards considered the cost of the services provided to the Trusts by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Trusts and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Trusts. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

Each Board noted that its Trust’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Trust’s Peers, in each case before taking into account any expense reimbursements or fee waivers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Trust increase. Each Board also considered the extent to which its Trust benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Trust to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Trust. Based on the ad hoc Joint Product Pricing Committees’ and the Boards’ review and consideration of this issue, the Boards concluded that closed-end funds are typically priced at scale at a fund’s inception; therefore, the implementation of breakpoints was not necessary.

The Boards noted that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. The Boards noted that only one closed-end fund in the Trust Complex has breakpoints in its advisory fee structure.

SEMI-ANNUAL REPORT	JUNE 30, 2011	31

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Trusts, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Trusts, including for administrative and securities lending services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace and that shareholders are able to sell their Trust shares in the secondary market if they believe that the Trust’s fees and expenses are too high or if they are dissatisfied with the performance of the Trust.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Trust for a one-year term ending June 30, 2012 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to its Trust, for a one-year term ending June 30, 2012. As part of its approval, the Boards considered the detailed review of BlackRock’s fee structure, as it applies to the Trusts, conducted by the ad hoc Joint Product Pricing Committee. Based upon their evaluations of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Trusts and their shareholders. In arriving at their decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making these determinations. The contractual fee arrangements for the Trusts reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

32	SEMI-ANNUAL REPORT	JUNE 30, 2011

Officers and Trustees

Richard E. Cavanagh, Chair of the Board and Trustee
Karen P. Robards, Vice Chair of the Board, Chair of the Audit Committee and Trustee
Paul Audet, Trustee
Michael Castellano, Trustee and Member of the Audit Committee
Frank J. Fabozzi, Trustee and Member of the Audit Committee
Kathleen F. Feldstein, Trustee
James T. Flynn, Trustee and Member of the Audit Committee
Henry Gabbay, Trustee
Jerold B. Harris, Trustee
R. Glenn Hubbard, Trustee
W. Carl Kester, Trustee and Member of the Audit Committee
John M. Perlowski, President and Chief Executive Officer
Anne Ackerley, Vice President
Brendan Kyne, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer
Ira P. Shapiro, Secretary

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Financial Management, Inc.
New York, NY 10055

Custodian
State Street Bank and Trust Company
Boston, MA 02111

Transfer Agents
Common Shares
Computershare Trust Company, N.A.
Canton, MA 02021

Preferred Shares
BNY Mellon Shareowner Services
Jersey City, NJ 07310

Accounting Agent
State Street Bank and Trust Company
Boston, MA 02116

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

Effective February 11, 2011, John M. Perlowski became President and Chief Executive Officer of the Trusts.

Effective April 14, 2011, Michael Castellano became Trustee of the Trusts and Member of the Audit Committee.

Effective July 28, 2011, Richard S. Davis resigned as Trustee of the Trusts, and Paul Audet became Trustee of the Trusts.

SEMI-ANNUAL REPORT	JUNE 30, 2011	33

Additional Information

Dividend Policy

The Trusts’ dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month.As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month.The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

34	SEMI-ANNUAL REPORT	JUNE 30, 2011

Additional Information (concluded)

General Information (concluded)

Availability of Quarterly Schedule of Investments

Each Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. Each Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

SEMI-ANNUAL REPORT	JUNE 30, 2011	35

This report is transmitted to shareholders only. It is not a Prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts leverage their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, currently set at the maximum reset rate as a result of failed auctions, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#CEF-BK3-0611

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)	Not Applicable to this semi-annual report

(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal 2018 Term Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal 2018 Term Trust

Date: September 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal 2018 Term Trust

Date: September 2, 2011

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Municipal 2018 Term Trust

Date: September 2, 2011